                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 15, 1998

                              AGL RESOURCES INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



GEORGIA                                        1-14174              58-2210952
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)          (IRS Employer
OF INCORPORATION)                                           IDENTIFICATION NO.)



              303 PEACHTREE STREET, N.E., ATLANTA, GEORGIA  30308
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)



                                (404) 584-9470
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.  OTHER EVENTS

     On July 15, 1998, AGL Resources Inc. issued a press release announcing the formation of SouthStar Energy Services LLC in a joint venture with Piedmont Natural Gas Company and Dynegy Inc. SouthStar Energy will offer a combination of energy products and services to industrial, commercial and residential customers in the Southeast. The products and services will include natural gas, electricity, fuel oil and propane along with related retail services. A copy of the Registrant's press release is attached as Exhibit 99 to this Report.


ITEM 7. EXHIBITS

     99 Form of Press Release, dated July 15, 1998. See the Exhibit Index on page 3 hereof.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 AGL RESOURCES INC.
                                    (Registrant)



                                 /s/ J. Michael Riley
                                 ----------------------------
                                 J. Michael Riley
                                 Senior Vice President and
                                 Chief Financial Officer


Date: July 15, 1998
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                                 EXHIBIT INDEX

 Exhibit No.                 Description
 ----------                  ------------

    99                       Form of Press Release, dated
                             July 15, 1998